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Exhibit 10.23AV

FIFTY-SIXTH AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-SIXTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.    Customer desires to use, and CSG shall provide to Customer, CSG’s HTML Statement Feed (“HTML”).   Therefore, SCHEDULE A, “Services” of the Agreement is hereby AMENDED by adding “HTML Statement Feed” to the list of Additional Services and by adding the following description to EXHIBIT A-5 to the section entitled “Additional Services” as follows:

HTML Statement Feed.  CSG’s HTML Statement Feed provides electronic statements in HTML format to be stored in Customer’s existing document system.  CSG shall provide the HTML Statement Feed to Customer on a daily basis.

2.    SCHEDULE F, “FEES,” CSG SERVICES, Section III. entitled “Payment Procurement,” sub-section entitled A. Print and Mail Services, sub‑section VII. entitled “Other print and mail ancillary service fees,” of the Agreement is hereby AMENDED to add a new sub-section D. entitled “HTML Statement Feed” as follows:

Description of Item/Unit of Measure	Frequency	Fee
D.HTML Statement Feed
1.HTML Statement Feed – initial startup, implementation, and configuration (up to * **** ************ and * ********** ***********)	*** ****	$**********
2.HTML Hosting Services (Note 1)	********	$**********

Note 1:  The Hosting Services fees will be invoiced commencing upon the Completion Date provided in the SOW numbered CSG #4112817.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: SVP and Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 11/29/16	Date: 11/29/2016